SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C. 20549



                     FORM 8-K

                  CURRENT REPORT



        Pursuant to Section 13 or 15(d) of
        the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): Janauary 10, 1997.



                 Definition, Ltd.
(Exact name or registrant as specified in its charter)


NEVADA                          0-20598                75-2293349
(State or other jurisdiction   (Commission File No.)  (I.R.S. Employer
of incorporation)                                     Identification No.)



1334 South Killian Drive, Lake Park, Florida 33403
(Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: (561) 844-7701


                     Form 8-K

                 Definition, Ltd.

Item 5.  Other Events.

     Effective December 31, 1996, and executed January 10, 1997,
Definition, Ltd., a Nevada corporation (the "Company"), entered into a Joint Venture Agreement (the "JV Agreement") with W3D, L.L.C., a Texas limited liability company ("W3D"), whereby the Company and W3D formed a joint venture known as "World Wide Internet Business Centres, J.V." (the "Joint Venture").

     The stated purpose of the Joint Venture is to develop, establish and operate 26, or more, business operations to be known as "World Wide
Internet Business Centres", or IBCs. The IBCs will be established as partnerships, joint ventures, limited liability companies or corporations, in the discretion of W3D, as Managing Venturer of the Joint Venture. The Joint Venture is to be a majority (in equity interest) owner, partner, participant or shareholder, as the case may be, in each of the IBCs to be established. Under the terms of the JV Agreement, it is the obligation of W3D, as agent of the Joint Venture, to locate, qualify and bring investors to the Joint Venture for the purpose of becoming participants in the individual IBCs to be established.

     The concept of the IBCs can be described as follows: each IBC to be established by the Joint Venture will provide, for use by the public customers, computer hardware and software for Internet access and usage, Internet access providers, world wide web publishing, world wide web promotion and sales, video teleconferencing, special marketing projects, financial services, cyberbanking, information on hotels, restaurants and conference facilities, a virtual casino, cruise information and an institute for Internet training, Webmaster certification and job placement. Each of the IBCs will be established with investment from participating investors, who will be active in the business.

     The Company has a 49% interest, and W3D has a 51% interest, in the capital, profits and losses of the Joint Venture. Upon formation of the Joint Venture, the Company contributed (1) trade accounts receivable generated by the Company in its business in the sum of $2,011,750, face value, which receivables are anticipated to be actually received by the Joint Venture over a period of two years, and (2) 1,340,000 shares of the $.001 par value
Common Stock of the Company, with an agreed value, for purposes of the JV Agreement, of $2,000,00, to the capital of the Joint Venture. Upon formation of the Joint Venture, W3D committed to contribute to the capital of the Joint Venture cash in the amount of $4,000,000, which shall be contributed over a period of two years, in equal quarterly, or more frequent, increments, commencing April 1, 1997.

     The Company is dependent upon W3D, as Managing Venturer of the Joint Venture, for the success of the Joint Venture. There is no assurance that the Joint Venture will be successful in implementing its proposed operations.

                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Dated: January 21, 1997.

                                         DEFINITION, LTD.



                                         By:        /s/ Gerald L. Beeson
                                                   Gerald L. Beeson
                                                   Chief Executive Officer

                                                                Sequentially
                                                                Numbered
Exhibit No.         Description                                 Page


 10.1        Joint Venture Agreement of World Wide
             Internet Business Centres, J.V., a Texas joint
             venture, dated as of December 31, 1996,
             between Registrant and W3D, L.L.C., a Texas
             limited liability company.                          5

                   EXHIBIT 10.1

            Joint Venture Agreement of
    World Wide Internet Business Centres, J.V.

              JOINT VENTURE AGREEMENT

                        OF

    WORLD WIDE  INTERNET BUSINESS CENTRES, J.V.

           Dated as of December 31, 1996


Section        Index                                           Page

I           General                                             1
II.         Definitions                                         1
III.        Term                                                2
IV.         Purpose                                             3
V.          Joint Venture Office and Registered Agent           3
VI.         Capital and Contributions                           3
VII.        Net Income and Losses from Operations; and          4
            Net Gains and Losses from Disposition of Assets
VIII.       Distributions                                       5
IX.         Control and Management                              6
X.          Obligations of the Managing Joint Venturer          7
XI.         Dissolution and Termination                         7
XII         Accounting                                          8
XIII.       Reports and Statements                              8
IV.         Bank Accounts                                       9
XV.         Notices                                             9
XVI.        Arbitration                                         9
XVII.       Binding Effect                                      10
XVIII       No Oral Modification                                10
XVIX.       Applicable Laws                                     10
XX.         Counterparts                                        10
XXI.        Entire Agreement                                    10
XXII.       Translation of Agreement                            10

Exhibits: A - Contributed Assets of DFNL
          B - Joint Venture Management Agreement






             JOINT VENTURE AGREEMENT

                        OF

    WORLD WIDE  INTERNET BUSINESS CENTRES, J.V.

     This Joint Venture Agreement, dated as of December 31, 1996, by and between Definition, Ltd. a Nevada corporation, "DFNL" herein, and W3D, L.L.C., a Texas Limited Liability Company, "W3D" herein, collectively sometimes referred to as the "Joint Venturers" or the "Venturers" herein.

                SECTION I - GENERAL

     1.1. Venture Name.  The name of the Joint Venture is World
Wide  Internet Business Centres, J.V.

     1.2. Addresses of Venturers. The address of DFNL is 1334 South Killian Drive, Lake Park, Florida 33403. The address of W3D is 3617 Kim Street, Irving, Texas 75062.

             SECTION II - DEFINITIONS

     2.1. "Affiliate" means any person or entity directly or indirectly controlling, controlled by or under common control with another person or entity.

     2.2. "Agreement" means this Joint Venture Agreement of World
Wide  Internet Business Centres, J.V.

     2.3. "Capital Account" means, for each Venturer, the amount of its capital contribution, which amount shall be increased by (i) its additional capital contributions to the Joint Venture, if any, and (ii) his proportionate share of Joint Venture profits and gains, and decreased by (iii) distributions by the Joint Venture to such Venturer and (iv) such Venturer's proportionate share of Joint Venture losses.

     2.4. "Gross Receipts" means the amount of Joint Venture revenue from all sources whatsoever.

     2.5. "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     2.6. "Joint Venture" means the joint venture formed under this Agreement under the name "World Wide Internet Business Centres, J.V."

     2.7. "Joint Venture Agreement" means this Joint Venture
Agreement of World Wide  Internet Business Centres, J.V.

     2.8. "Managing Venturer" means W3D, L.L.C., a Texas Limited
Liability Company.

     2.9. "Net Cash Flow" means Gross Receipts from Joint Venture operations for each fiscal year, less cash operating expenses for each fiscal year.

     2.10. "Partnership Act" means Article 61326, et seq., as amended, Vernon's Texas Civil Statutes Annotated, known as the Texas Uniform Partnership Act.

     2.11. "Registered Agent" means the person named in the Joint Venture Agreement to receive legal service upon the Joint Venture.

     2.12. "Registered Office" means the office named in the Joint Venture Agreement where all of the Joint Venture's books and records will be kept.

     2.13. "Remaining Net Cash Flow" means Net Cash Flow less payments for the satisfaction of current debts and obligations of the Joint Venture and establishing such Working Capital Reserves as the Managing Venturer deems necessary for Joint Venture operations.

     2.14. "Unrecovered Cash Contributions" means the amount of cash contributed to the capital of the Joint Venture which has not been returned to the contributing Joint Venturer by distributions from the Joint Venture pursuant to Section VIII.

     2.15. "Working Capital Reserves" means the amount of cash reserves taken from Net Cash Flow of the Joint Venture, which the Managing Venturer deems necessary to the prudent operation of the Joint Venture.

                SECTION III - TERM

     3.1. The term of the Joint Venture shall be from the date of the execution of this Joint Venture Agreement until December 31, 2021, unless extended or sooner terminated in accordance with this Agreement.

               SECTION IV - PURPOSE

     4.1 The purpose of the Joint Venture is to develop, establish and operate twenty-six, or more, business operations to be known as "World
Wide Internet Business Centres" ("IBC"s), or similar name. The IBCs will be established as partnerships, joint ventures, limited liability companies or corporations, in the discretion of the Managing Venturer; the Joint Venture shall be a majority (in equity interest) owner, partner, participant or shareholder, as the case may be, in each of the IBCs to be established. It shall be the obligation of the Managing Venturer, as agent of the Joint Venture, to locate, qualify and bring investors to the Joint Venture for the purpose of becoming participants in the individual IBCs to be established.
It is the further purpose of this Joint Venture to earn profits.

         SECTION V - JOINT VENTURE OFFICE
               AND REGISTERED AGENT

     5.1. Joint Venture Office.  The Registered Office of the Joint
Venture in the State of Texas shall be 3617 Kim Street, Irving, Texas 75062, or at such other location as the Venturers may determine.

     5.2. Registered Agent. The Registered Agent of the Joint Venture in the State of Texas shall be L. A. Newlan, Jr., 5525 North MacArthur Boulevard, Suite 670, Irving, Texas 75038.

     5.3. Documents to be Maintained. The Managing Venturer shall keep the following documents at the Registered Office of the Joint Venture specified in Section 5.1 hereinabove:

          (a)  a copy of this Agreement and all amendments hereto.

          (b) copies of the Joint Venture's federal, state and local tax returns and reports for the three (3) most recent years, if any; and

          (c) copies of financial statements of the Joint Venture for the three (3) most recent years, if any.

     Such documents shall be available for inspection and copying during ordinary business hours at the request of, and at the expense of, the requesting Venturer.

      SECTION VI - CAPITAL AND CONTRIBUTIONS

     6.1. Upon formation of the Joint Venture, the Managing Venturer will contribute to the capital of the Joint Venture cash in the amount of $4,000,000(U.S.D.). The capital to be contributed by the Managing Venturer shall be contributed over a period of two years, in equal quarterly, or more frequent, increments, commencing on April 1, 1997.


     6.2. Upon formation of the Joint Venture, DFNL will deliver to the Joint Venture as a contribution to its capital (i) the assets listed on Exhibit "A" hereto, consisting of trade accounts receivable generated by DFNL in its business in the sum of $2,011,750, face value, which receivables are anticipated to be actually received by the Joint Venture over a period of two years, and (ii) 1,340,000 shares of the $.001 par value of Common Stock of DFNL with an agreed value for purposes of this Agreement of $2,000,000.

     6.3. Capital Accounts. Each Venturer's capital account shall be increased (credited) by

          (a) the amount of its capital contributions to the Joint Venture pursuant to Sections 6.1 and 6.2;

          (b) the amount of income from operations allocated to it pursuant to Section 7.1(a);

          (c)  the amount of gains allocated to it pursuant to Section
               7.2(b);

and shall be decreased by

          (d) the amount of losses from operations allocated to it pursuant to Section 8.1;

          (e)  all amounts paid or distributed to it pursuant to
               Section 8.1 (other than distributions to any Venturers in repayment of principal and interest on loans); and

          (f)  the amount of any losses allocated to it pursuant to
               Section 8.2.

SECTION VII - NET INCOME AND LOSSES FROM OPERATIONS;
AND NET GAINS AND LOSSES FROM DISPOSITION OF ASSETS

     7.1 Operations. All "net income" and "net losses" of the Joint Venture from operations for any calendar quarter or part thereof, as determined for federal income tax purposes, shall be allocated as follows:

          (a) for each fiscal year of the Joint Venture from date of its formation, all net losses shall be allocated 49% to DFNL and 51% to W3D;

          (b) for each fiscal year of the Joint Venture from the date of its formation, all net income shall be allocated 49% to DFNL and 51% to W3D.

     7.2 Interim Capital Transactions. All net gains and net losses of the Joint Venture, as determined for Federal income tax purposes, in connection with the sale of software programs, licensing or sale of other assets, and any similar transactions which, in accordance with generally accepted accounting principles, are attributable to capital but which do not result in dissolution of the Joint Venture (an "Interim Capital Transaction") shall be allocated as follows:

          (a) first, an amount of the net gains up to the amount of proceeds to be distributed pursuant to Section
               8.2(a)(I) shall be allocated to the Joint Venturers in the same amounts as the proceeds are to be distributed;

          (b) then, after adjustment of the capital accounts of the Joint Venturers to reflect the allocation of gains under
               Section 7.1 and distributions and amounts available for distribution pursuant to Section 8.2(a)(i), the net gains or net losses shall be allocated as provided for allocation of net gains and losses pursuant to Sections 7.1(a) (losses) and (b) (gains).

     7.3 Dissolution and Termination. All net gains and net losses of the Joint Venture, as determined for Federal income tax purposes, in connection with a dissolution and termination of the Joint Venture, shall be allocated between the Joint Venturers as follows:

          (a)   49% to DFNL and 51% to W3D.

           SECTION VIII - DISTRIBUTIONS

     8.1  Definition of "Taxable Distributable Income".  "Taxable
Distributable Income" shall be determined at the end of each fiscal year of the Joint Venture, and shall mean Gross Receipts from operations of the Joint Venture for each fiscal year, less cash operating expenses for each fiscal year.

For purposes of determining Net Operating Income and Net Cash Flow, "Gross Receipts" shall mean proceeds from sales of products by the Joint Venture in excess of the cost to the Joint Venture for such products.

     8.2  (a)  Operations.   During the period of operations of the Joint
Venture, from the date of its formation and ending upon the dissolution and termination of the Joint Venture, after providing for the satisfaction of the current debts and obligations of the Joint Venture and establishing such working capital reserves (the "Working Capital Reserves") as the Managing Venturer deems necessary for Joint Venture purposes. The Managing
Venturer, may, in his sole discretion, make distributions of "Remaining Cash Flow" (Net Cash Flow less the above payments), at the end of each calendar quarter, as follows:

               (i)  49% to DFNL and
                    51% to W3D.

               (ii) any Working Capital Reserves subsequently
                    included in Remaining Net Cash Flow and
                    distributed shall be distributed in the same manner as described in Section 8.2(a)(i).

          (b) Dissolution and Termination Proceeds. Upon the dissolution and termination of the Joint Venture, the Net Gross Proceeds of the sale of all the assets of the Joint Venture after making payment of or provision for the liabilities and obligations of the Joint Venture shall be distributed or paid, as appropriate, in the following order of priority:

               (i) first, an amount equal to the unpaid interest and principal of any unpaid loan by a Venturer to the Joint Venture, such distributions being treated first as in payment of accumulated interest and next as in payment of principal of such loans;

               (ii) next, 49% to DFNL and 51% to W3D.

     8.3. Cash Distributions.  All cash distributions to the Joint
Venturers shall be made to the Joint Venturers at the addresses specified in
Section 1.2 or such other addresses of which the Joint Venturers shall notify the Joint Venture in writing.

     8.4 Limitation to Cash in Return of Capital. No Venturer shall be entitled to demand and receive property other than cash in return for its capital contributions to the Joint Venture.

        SECTION IX - CONTROL AND MANAGEMENT

     9.1. Management. The Managing Venturer shall, except as specifically limited herein, have full, exclusive and complete discretion in the management and control of the Joint Venture for the purposes set forth in
Section 4.1.  In any exercise of management authority by the Managing
Venturer under this Section, the Managing Venturer agrees to manage and control the affairs of the Joint Venture to the best of its ability, and to conduct the operations contemplated under this Agreement in a careful and prudent manner and in accordance with good industry practice.

     9.2. Specific Management Rights. Subject to any limitations expressly set forth in this Agreement, the Managing Venturer shall invest the capital of the Joint Venture in pursuit of the purposes of the Joint Venture as set forth in Section IV hereof. Without limiting the generality of the foregoing, the Managing Venturer is expressly authorized on behalf of the Joint Venture to:

          (a) enter into a Joint Venture Management Agreement with W3D in the form attached hereto as Exhibit "B";

          (b) procure and maintain with responsible companies such insurance as may be available in such amounts and with respect to such risks as are deemed appropriate by the Managing Venturer;

          (c) execute and deliver on behalf of and in the name of the Joint Venture, or in the name of an agent of the Joint Venture, notes, financing statements, any and all documents, agreements and undertakings relating to institutional financing, leases, subleases, bills of sale and any and all other instruments necessary or incidental to the conduct of the Joint Venture's business;

          (d) coordinate all accounting and clerical functions of the Joint Venture and employ such accountants, lawyers, managers, agents or other personnel as may be required from time to time to carry on the business of the Joint Venture; and

          (e) control and perform, or cause to be performed, all other activities incident to managing the operations and affairs of the Joint Venture unless otherwise specifically stated in Section 10.3 hereinbelow.

     9.3. Limitation on Management Rights. Notwithstanding the generality of the foregoing, the Managing Venturer shall not, without the consent of the W3D, be empowered to:

          (a)  do any act in contravention of this Agreement;

          (b) do any act which would make it impossible to carry on the ordinary business of the Joint Venture;

          (c)  confess a judgment against the Joint Venture;

          (d) possess Joint Venture property or assign any rights in specific Joint Venture property for other than a Joint Venture purpose; and

          (e) change or reorganize the Joint Venture into any other legal form.

     9.4. Conflicts of Interest. Any Venturer may engage in or possess an interest in other business ventures of any nature or description independently or with others, except that no venturer shall invest in, manage, own, participate in directly or indirectly in any business, corporation, partnership or other juridical entity, including a sole proprietorship, having a business substantially similar to that embodied in an IBC as such are to be established hereunder. To the extent any venturer shall engage in or possess an interest in any other business not prohibited hereunder, no other venturer shall have any rights in or to such independent ventures or the income or profits derived therefrom.

     9.5. Limitations on Managing Venturer's Liability.  The Managing
Venturer will not be liable, responsible or accountable in damages or otherwise to its co-venturer for any acts performed by it, or for its failure to act, in good faith and within the scope of this Agreement, and not attributable to gross negligence, malfeasance, fraud, breach of fiduciary duty or breach of any express warranty or representation in this Agreement; and the Joint Venture, but not any Venturer, shall indemnify and hold harmless the Managing Venturer from any loss, damage, liability, cost or expense
(including reasonable attorneys' fees) arising out of any act or failure to act by it, if such act or failure to act is in good faith, within the scope of this Agreement, and is not attributable to gross negligence, malfeasance, fraud, breach of fiduciary duty or breach of any express warranty or representation in this Agreement.

 SECTION X - OBLIGATIONS OF THE MANAGING VENTURER

     10.1. Joint Venture Management. The Managing Venturer shall act as the agent of the Joint Venture as sole Manager and in such capacity shall perform for the Joint Venture all services customarily performed by a Managing Venturer of a Joint Venture engaged in the activity to be undertaken by the Joint Venture.

     SECTION XI - DISSOLUTION AND TERMINATION

     11.1. Dissolution. The Joint Venture shall be dissolved and its business wound up, upon the earliest to occur of:

          (a)  December 31, 2021;

          (b) the unanimous written consent of the Joint Venturers, that the Joint Venture should be dissolved;

          (c)  the bankruptcy or insolvency of the Managing
               Venturer; or

          (d)  the sale of all or substantially all of the Joint
               Venture's assets.

For the purposes of this Agreement, the term "Bankruptcy" means the filing of a petition for relief as to any person as debtor or bankrupt under the Federal bankruptcy laws (except if such petition is contested by such person); or the filing by such person or by another of a petition or application to declare the insolvency of such person or for the appointment of a receiver or a trustee for such person or a substantial part of his assets; provided that if such proceeding is commenced by another and such person indicates his approval of such proceeding, consents thereto or acquiesces therein, such proceeding is not contested by such person. The insolvency of a person shall be deemed to occur when such person's assets are insufficient to pay his liabilities and he shall so admit to the Venturers.

     11.2. No Release of Contractual Obligations. It is understood and agreed, however, that no dissolution of the Joint Venture shall release or relieve any of the parties hereto of their contractual obligations under this Agreement.

     11.3. Distributions of Cash or In Kind. Upon any such dissolution, all Joint Venture assets shall be sold and the proceeds distributed, or such assets distributed in kind if the Managing Venturer so elects, to the Venturers in their respective shares as provided herein.

             SECTION XII - ACCOUNTING

     12.1. Fiscal Year. The fiscal year of the Joint Venture shall be the calendar year.

     12.2. Method of Accounting. The Managing Venturer may maintain the Joint Venture's management reports on a cash transaction basis; nevertheless, it shall keep, or cause to be kept, full and accurate records of all transactions of the Joint Venture either on a cash or accrual method of accounting.

     12.3. Books of Accounts. All of such books of account shall, at all times, be maintained at the Registered Office of the Joint Venture, and shall be open during reasonable business hours for the reasonable inspection and examination by the Joint Venturers or their authorized representatives, who shall have the right to make copies thereof.

     12.4. Tax Returns. The Managing Venturer shall prepare, at Joint Venture expense, or cause to be prepared (by March 1st of the year after the tax year to which such tax return relates), a federal income tax return and such state tax returns as are required for the Joint Venture on either the accrual or cash method of accounting.

       SECTION XIII - REPORTS AND STATEMENTS

     13.1.     Reports and Statements.

          (a) Within sixty (60) days after the end of each fiscal year of the Joint Venture, the Managing Venturer shall cause to be delivered to the Joint Venturers an annual Cash Flow Report for the prior fiscal year of the Joint Venture showing all income and expenses for said fiscal year. Said report shall be delivered to the Joint Venturers together with any amounts distributable to such Joint Venturers pursuant to
               Section VIII.

          (b) On or before March 15th of the year following the end of each fiscal year of the Joint Venture, the Managing Venturer shall cause to be delivered to each of the Venturers such information as shall be necessary (including a statement for that year of each such Venturer's share of net income, net gains and losses, and other items of the Joint Venture) for the preparation by each Venturer of federal and state income and other tax returns.

          (c) Within ninety (90) days after the end of each fiscal year of the Joint Venture, beginning with the fiscal year ending December 31, 1996, the Managing
               Venturer shall cause to be delivered to the Joint Venturers financial statements which shall have been certified by a firm of Certified Public Accountants, at the expense of the Joint Venture, which certification shall state that such statements fairly present the financial position and results of operations of the Joint Venture in accordance with generally accepted accounting principles applied on a consistent basis.



            SECTION XIV - BANK ACCOUNTS

     14.1. The Managing Venturer shall open and maintain a special bank account or accounts in which shall be deposited all funds of the Joint Venture. Withdrawals from such account or accounts shall be made upon the signature or signatures of such person or persons as the Managing Venturer shall designate.

               SECTION XV - NOTICES

     15.1. Whenever any notice is required or permitted to be given under any provisions of this Agreement, such notice shall be in writing, signed by or on behalf of the person giving the notice, and shall be deemed to have been given when delivered by personal delivery or mailed by certified mail, postage prepaid, return receipt requested, addressed to the person or persons to whom such notice is to be given at the offices set forth in Section 1.2.

             SECTION XVI - ARBITRATION

     16.1 Any dispute arising under this Joint Venture agreement shall be resolved by arbitration in Charlestown, Nevis, St. Kitts and Nevis, British West Indies, under the Rules of Arbitration of the International Chamber of Commerce as then in effect. Such arbitration shall be undertaken by a sole arbitrator appointed by the parties. Any appointee shall be a member of the Bar of St. Kitts and Nevis. Should the parties fail to agree on the arbitrator to be appointed, the appointment shall be made by the presiding judge of the court of general jurisdiction in Charlestown, Nevis, upon petition of either party. The determination and award of the arbitrator shall be final and binding on the parties and may be entered as a judgment in any competent jurisdiction.

           SECTION XVII - BINDING EFFECT

     17.1. Except as herein otherwise provided to the contrary, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, their personal representatives, successors and assigns.

       SECTION XVIII - NO ORAL MODIFICATION

     18.1. No modification or waiver of this Agreement or any part hereof shall be valid or effective unless in writing and signed by the party or parties sought to be charged therewith; and no waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of like or different nature.

           SECTION XIX - APPLICABLE LAWS

     19.1. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

             SECTION XX - COUNTERPARTS

     20.1. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may be sufficiently evidenced by one counterpart.

          SECTION XXI - ENTIRE AGREEMENT

     21.1. This Agreement constitutes the entire agreement and understanding between the parties and may not be modified or amended except as specifically provided for in this Agreement.

      SECTION XXII- TRANSLATIONS OF AGREEMENT

     22.1 The official and controlling version of this Agreement shall be that set forth in English. In the event of any conflict between the English version and the version in any other language, the English language version will control.

     IN WITNESS WHEREOF, the parties hereto have executed and certified this Certificate and Agreement of Joint Venture as of the day and year first above written.

W3D, L.L.C.                        DEFINITION, LTD.



By:    /s/ Jane M. Rudolph          By:     /s/ Gerald Beeson
     Jane M. Rudolph                       Gerald Beeson
     Manager                               Chief Executive Officer

                    EXHIBIT "A"

   to World Wide Internet Business Centres, J.V.

Statement of Contributed Assets of Definition, Ltd.


THE FOLLOWING IS A LIST OF ACCOUNTS RECEIVABLE
OWNED BY DEFINITION, LTD., WHICH ARE BEING ASSIGNED
AS A CONTRIBUTION TO THE CAPITAL OF WORLD WIDE
INTERNET BUSINESS CENTRES, J. V., PURSUANT TO THE JOINT
VENTURE AGREEMENT TO WHICH THIS LIST IS ATTACHED AS
EXHIBIT "A":

Definition, Ltd.                             Underlying

Number          Debtor         Amount         Invoice Item


#1111           Lapa           $  600,000          Lopre titles

#41596          Da Verona, Inc.     150,000        Paintings

#30496    Bernard Keil        8,500               Commercial

#30496    Massimino Nidini    8,350               Film Footage

#33196    World Wide Trdng    1,199,900      600 Films

#96195    M & P Valsugana
           Liquori       45,000              Infomercial

                          $2,011,750

                    EXHIBIT "B"

   to World Wide Internet Business Centres, J.V.

        Joint Venture Management Agreement
        JOINT VENTURE MANAGEMENT AGREEMENT

     THIS AGREEMENT made as of the 1st day of January, 1997, between World Wide Internet Business Centres, J.V., a Texas Joint Venture
("Owner"), and W3D, L.L.C., a Texas Limited Liability Company
("Manager").

                     ARTICLE I

            ESTABLISHMENT OF AGENCY AND
             MANAGEMENT RESPONSIBILITY

     1.1 Exclusive Agency. Owner intends to engage in business. The business in which Owner is to engage is the development, establishment and operation as going concerns twenty-six business establishments to be know as "World Wide Internet Business Centres" ("IBCs"). Such IBCs are intended to consist of a first class physical facility in the nature of both a professional office environment and a commercial sales showroom. These facilities will provide for use of the public customers computer hardware and software for Internet access and usage, Internet access providers, worldwide web publishing, world wide web promotion and sales, video conferencing, special marketing projects, financial services, cyberbanking, information on hotels, restaurants and conference facilities, representation for local Chamber of Commerce, youth movements and charities, a virtual casino, gaming arcade and web surfing kiosks, a W3D Cruise information booth and a W3D
Web Institute for the offering of Internet training courses, Webmaster certification and job placement.

     Owner hereby appoints Manager and Manager hereby accepts appointment on the terms and conditions hereinafter provided as sole and exclusive management agent of Owner with respect to the operation of Owner.

     1.2 Owner's Representative. Owner shall designate one (1) person to serve as Owner's Representative in all dealings with Manager hereunder.
Whenever the approval or consent or other action of Owner is called for hereunder, such approval, consent or action shall be binding on Owner if specified in writing and executed by Owner's Representative. Owner's exclusive Representative shall be Gerald L. Beeson. Such representative may be changed at the discretion of Owner, at any time, by writing delivered to Manager.






                    ARTICLE II

        SERVICES TO BE PERFORMED BY MANAGER

     2.1 Expense of Owner. Everything done by Manager under the provisions of this Agreement shall be done as the agent of Owner, and all obligations or expenses incurred hereunder shall be for the account of, on behalf of and at the expense of Owner, except as otherwise specifically provided in this Article II. All payments to be made by Manager hereunder shall be reimbursed from funds deposited in an account established pursuant to Section 2.3 hereof. Manager shall not be obligated to make any advance to or for the account of Owner or to pay any sums, except out of funds held in an account maintained under Section 2.3, nor shall Manager be obligated to incur any liability or obligation for the account of Owner without assurance that the necessary funds for the discharge thereof will be provided.

     2.2 Employment of Personnel. Manager shall investigate, hire, train, pay, supervise and discharge the personnel necessary to be employed in order to operate successfully the business of Owner. Such personnel shall, in every instance, except those persons hired as independent contractors, be deemed employees of Owner and not of Manager. All reasonable salaries, wages and other compensation (as permitted in Section 2.1 hereof) of personnel employed by Manager hereunder, including so-called fringe benefits, medical and health insurance plans, social security, taxes, workmen's compensation insurance and the like, shall be deemed to be reimbursable expenses of Manager. Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture between Owner and any other party (but nothing contained herein shall affect
Manager's responsibility to transmit payments for the account of Owner as provided herein), it being the intention of the parties that the only relationship hereunder is that of agent and principal, and Manager shall not represent to anyone that its relationship to Owner is other than that set forth herein.
Neither Manager (nor any employee of Manager) shall be liable, responsible or accountable in damages or otherwise to Owner for any acts performed by it in good faith and within the scope of this Agreement. Owner shall indemnify and hold harmless Manager (and each employee of Manager) from any loss, damage, liability, cost or expense (including reasonable attorneys' fees) arising out of any act or failure to act (including negligence) by Manager (or any employee thereof) if such act or failure to act is in good faith, within the scope of this Agreement and is not attributable to gross negligence, malfeasance or fraud.

     2.3 Bank Accounts. Manager shall establish one or more bank accounts for the deposit of funds collected by the Joint Venture and the disbursement of funds pursuant to this Article II.


     2.4 Insurance. Manager shall cause to be placed and kept in force all forms of insurance required by law or needed to protect adequately Owner and Manager, including, but not limited to, workmen's compensation insurance, public liability insurance, fire and extended coverage insurance, and burglary and theft insurance. All insurance coverage shall be placed with such companies, in such amounts, and with such beneficial interest appearing therein, as shall be reasonable and prudent, within the discretion of Manager.
Manager shall promptly investigate and make a full and timely written report to the insurance company as to all accidents, claims for damages relating to the Joint Venture facilities and the estimated cost of repair thereof and shall prepare any and all reports required by any insurance company in connection therewith. All such reports shall be timely filed with the insurance company as required under the terms of the insurance policy involved. Manager is authorized to settle any and all claims against insurance companies arising out of any policies, including the execution of proofs of loss, the adjustment of losses, signing of receipts and the collection of money.

     2.5 Collection of Monies. Manager shall collect any and all monies due and owing Owner.

     2.6 Manager Disbursements. The Manager shall, from the funds collected and deposited, cause to be disbursed regularly and punctually (a)
Manager's compensation hereunder; (b) the amounts reimbursable to Manager hereunder; and (c) the amount of all sales taxes, personal property taxes and other impositions levied by appropriate authorities, including, without limitation, payroll and related taxes. Any balance remaining at the end of each calendar month during the term of this Agreement shall be disbursed to Owner.

     2.7 Records; Reporting. (a) Records. All statements, receipts, invoices, checks, leases, contracts, worksheets, financial statements, books and records, and all other instruments and documents relating to or arising from the operation of the Joint Venture shall be maintained by Manager, and Owner and Manager shall have the right to inspect and to copy all such matters, at such party's expense, at all reasonable times, and from time to time, during the term of this Agreement and for a reasonable time thereafter not to exceed three (3) years. Upon the termination of this Agreement, all of such books, records and other information shall be the property of Owner;
provided, however, that the Manager or his representatives shall have the right to inspect such books, records and other information and to make copies thereof during the three (3) year period referred to in the preceding sentence at Owner's place of business upon reasonable advance notice to Owner.

          (b) Monthly Reports. Within 10 days after the end of each month of operations of the Joint Venture under this Agreement, Manager shall deliver to Owner an unaudited statement of operations.

          (c) Returns Required by Law. Manager shall execute and file punctually when due all forms, reports and returns required by law relating to employment of personnel and other matters, including the operation of the Joint Venture.

          (d) Compliance with Legal Requirements. Manager shall take such action as may be necessary to comply with any and all orders or requirements affecting Owner by any federal, state, county or municipal authority having jurisdiction thereover. Manager, however, shall not take any such action as long as Owner is contesting, or has affirmed its intention to contest and promptly institutes proceedings contesting, any such order or requirement, except that if failure to comply promptly with any such order or requirement would or might expose Manager to criminal liability, Manager shall cause the same to be complied with. Manager shall promptly, and in no event later than 72 hours from the time of the receipt, notify Owner in writing of all such orders and notices or requirements.

                    ARTICLE III

           MANAGER'S TERMS OF ENGAGEMENT

     3.1 Manager's Compensation. In consideration of the services to be rendered pursuant to this Agreement, Manager shall receive a monthly
Management Fee in an amount equal to $--- per month, payable in arrears on the 1st day of every calendar month during the term of this Agreement..

     3.2 Term and Termination. The initial term of this Agreement shall be for a term of five (5) years and shall renew automatically for an additional term of five (5) years, unless written notice to the contrary shall be given by Owner or Manager within sixty (60) days of the expiration of the initial, or any additional, term of this Agreement. This Agreement may be terminated at any time by Manager upon sixty (60) days' written notice to Owner.

     3.3 Non-Disclosure. Manager shall not at any time or in any manner, either directly or indirectly, divulge, disclose or communicate to any person, firm or corporation in any manner whatsoever any information concerning any matters affecting or relating to the business of Owner, its manner of operation, its plans, processes, techniques or other data without regard to whether all of the foregoing matters will be deemed confidential, material or important, the parties hereto stipulating that as between them, the same are important, material and confidential and gravely and materially affect the effective and successful conduct of the business of Owner, and Owner's good will, and that any breach of the terms and conditions of this Section shall be a material breach of this Agreement.

     Manager and Owner recognize that the services to be rendered under this Agreement by Manager are special, unique and of extraordinary character, and that in the event of the breach by Manager of the terms and conditions of this Agreement to be performed by it, or in the event Manager performs services for any person, firm or corporation engaged in a competing line of business with Owner, then Owner shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to obtain damages for any breach of this Agreement, or to enforce the specific performance thereof by Manager, or to enjoin Manager from performing services for any such other person, firm or corporation.

     3.4 Termination for Cause. Owner agrees not to terminate this Agreement except for "just cause", and agrees to give Manager written notice of its belief that acts or events constituting "just cause" exist. Manager has the right to cure, within thirty (30) days of Owner's giving of such notice, the acts, events or conditions which led to Owner's notice. For purposes of this Agreement, "just cause" shall mean (i) the willful failure or refusal of Manager to implement or follow the written policies or directions of Owner, provided that Manager's failure or refusal is not based upon Manager's belief in good faith, as expressed to Owner in writing, that the implementation thereof would be unlawful; (ii) conduct which is inconsistent with Manager's position with Owner and which results in a material adverse effect (financial or otherwise) or misappropriation of assets of Owner; (iii) the intentional causing of material damage to Owner's tangible or intangible property; and
(iv) any act involving personal dishonesty or criminal conduct against Owner by any agent of Manager.

     If Manager should cease his employment hereunder voluntarily for any reason, or is terminated for just cause, all compensation payable to Manager shall thereupon, without any further writing or act, cease, lapse and be terminated. However, all defined compensation and reimbursements which accrued prior to Manager's ceasing employment or termination, will become immediately due and payable.

     3.5 Non-Competition. Manager agrees and covenants that it will not, directly or indirectly, in any capacity whatsoever, for a period of one year from any termination of its engagement hereunder, in any country in which Owner shall have then established, or shall have then taken definite, objective actions toward establishing, a business offering the same or reasonably similar products, services and facilities as the IBCs established and installed and to be installed by the Joint Venture, and competitive therewith. Manager agrees that a breach of this covenant not to compete with Owner or any of its IBCs would result in irreparable damage to Owner.
Owner shall be entitled, at its election, to initiate and prosecute proceedings in any court of competent jurisdiction, either at law or in equity, to obtain damages for any breah of this covenant, and to obtain injunctive relief to prevent any such breach.

     3.5 No Assignment by Manager. Without the prior written consent of Owner, Manager shall not have the right to assign, transfer or convey any of its rights, title or interest hereunder nor shall it have the right to delegate any of the obligations or duties required to be kept or performed by it hereunder except to a corporation of which the majority of voting stock is owned by Manager.

     3.6 Notices. All notices, demands, consents, approvals and requests given by either party to the other hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, to the parties at the following addresses:

     If to Owner:        World Wide  Internet Business Centres, J.V.
                    3617 Kim Street
                    Irving, Texas 75062

     If to Manager: W3D, L.L.C.
                    3617 Kim Street
                    Irving, Texas 75062

     With Copy to:       Newlan & Newlan
                    5525 N. MacArthur Boulevard
                    Suite 670
                    Irving, Texas 75038

Either party may, at any time, change its address by sending written notice to the other party of the change in the manner hereinabove prescribed.
Notices shall be deemed to be given on the third business day after mailing.

                    ARTICLE IV

                     COVENANTS

     4.1 Manager covenants that it has full authority to enter into this Joint Venture Management Agreement.

     4.2 Owner covenants that it has full corporate authority to enter into this Joint Venture Management Agreement.
                     ARTICLE V

                   MISCELLANEOUS

     5.1 If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

     5.2 The failure of Owner or Manager to seek redress for any violation of, or to insist upon the strict performance of, any term or condition of this Agreement shall not prevent a subsequent act by Owner or Manager, which would have originally constituted a violation of this Agreement by Owner or Manager, from having all the force and effect of an original violation. Owner or Manager may restrain any breach or threatened breach by Owner or Manager of any term or condition herein contained, but the mention herein of any particular remedy shall not preclude Owner or Manager from any other remedy one might have against the other, either at law or in equity. The failure by Owner or Manager to insist upon the strict performance of any one of the terms or conditions of this Agreement or to exercise any right, remedy or election herein contained or permitted by law shall not constitute or be construed as a waiver or relinquishment for the future of such term, condition, right, remedy or election, but the same shall continue and remain in full force and effect. All rights and remedies that Owner or Manager may have at law, in equity or otherwise upon breach of any term or condition of this Agreement, shall be distinct, separate and cumulative rights and remedies and no one of them, whether exercised by Owner or Manager or not, shall be deemed to be in exclusion of any other right or remedy of Owner or Manager.

     5.3 This Agreement contains the entire agreement between the parties hereto with respect to the matters herein contained and any agreement hereafter made shall be ineffective to effect any change or modification, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the change or modification is sought.





     5.4 In the event that Owner or Manager shall fail to perform any duty or fulfill any obligation hereunder, to the material detriment of the other, Owner or Manager, in addition to any rights or remedies available to them under law, shall have the right (but shall not be obligated) to perform any such duty or fulfill any such obligation.

     5.5 This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     5.6 Neither this Agreement nor any part hereof nor any service, relationship or other matter alluded to herein shall inure to the benefit of any third party, to any trustee in bankruptcy, to any assignee for the benefit of creditors, to any receiver by reason of insolvency, to any other fiduciary or officer representing a bankrupt or insolvent estate of either party, or to the creditors or claimants of such an estate. Without limiting the generality of the foregoing sentence, it is specifically understood and agreed that insolvency or bankruptcy of either Owner or Manager shall at the option of the other, void all rights of such insolvent or bankrupt party hereunder (or so many of such rights as the other party shall elect to void).

     5.7 Unless the context clearly requires otherwise, the singular number herein shall include the plural, the plural number shall include the singular, and any gender shall include all genders.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

               W3D, L.L.C..


               By:        /s/ Jane M. Rudolph
                    Jane M. Rudolph
                    Manager

               WORLD WIDE  INTERNET BUSINESS
                     CENTRES, LTD.

               By: W3D, L.L.C.


               By:         /s/ Jane M. Rudolph
                    Jane M. Rudolph
                    Manager
